Exhibit 24.1
C.H. ROBINSON WORLDWIDE, INC.

POWER OF ATTORNEY
(Shelf Registration Statement)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors of C.H. ROBINSON WORLDWIDE, INC., a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3, hereby constitute and appoint each of Robert C. Biesterfeld, Jr. and Ben G. Campbell (with full power to act alone), as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, with power, where appropriate, to affix the corporate seal of said Company thereto, and to attest said seal, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, with the appropriate office of any state, and with such other authorities as necessary, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the following persons on the dates indicated.

Signature	Date

/s/ Scott P. Anderson	April 8, 2021
Scott P. Anderson

/s/ Kermit Crawford	April 13, 2021
Kermit Crawford

/s/ Wayne M. Fortun	April 9, 2021
Wayne M. Fortun

/s/ Timothy C. Gokey	April 8, 2021
Timothy C. Gokey

/s/ Mary J. Steele Guilfoile	April 16, 2021
Mary J. Steele Guilfoile

/s/ Jodee Kozlak	April 9, 2021
Jodee Kozlak

/s/ Brian P. Short	April 17, 2021
Brian P. Short

/s/ James B. Stake	April 13, 2021
James B. Stake

/s/ Paula Tolliver	April 9, 2021
Paula Tolliver

C.H. ROBINSON WORLDWIDE, INC.

POWER OF ATTORNEY
(Shelf Registration Statement)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned executive officers of C.H. ROBINSON WORLDWIDE, INC., a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3, hereby constitute and appoint each of Robert C. Biesterfeld, Jr. and Ben G. Campbell (with full power to act alone), as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, with power, where appropriate, to affix the corporate seal of said Company thereto, and to attest said seal, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, with the appropriate office of any state, and with such other authorities as necessary, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the following persons on the dates indicated.

Signature	Date

/s/ Robert C Biesterfeld, Jr.	April 21, 2021
Robert C. Biesterfeld, Jr. Chief Executive Officer (Principal Executive Officer)

/s/ Michael P. Zechmeister	April 22, 2021
Michael P. Zechmeister Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)